Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Xiaodi Hou, Chief Executive Officer of TuSimple Holdings Inc. (the "Company"), do hereby certify, to the best of my knowledge and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2022 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2022	By:	/s/ Xiaodi Hou
Xiaodi Hou
Chairman and Chief Executive Officer (Principal Executive Officer)